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                        FIRST AMENDMENT TO LOAN AGREEMENT


         First Amendment to Loan Agreement ("Amendment") dated effective June 1, 1996 (the "Effective Date"), by and between ENHANCED SERVICES COMPANY, a Colorado corporation (the "Company") and FCA INVESTMENT COMPANY, a Delaware corporation ("the "Lender").

                              W I T N E S S E T H:

         WHEREAS, on January 19, 1996, Company and Lender entered into that certain Loan Agreement (the "Loan Agreement") pursuant to which the Lender has granted to the Company a non-revolving line of credit loan in the total amount of FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($500,000.00) (the "Loan"), which is evidenced by that certain Promissory Note executed by the Company and payable to the order of Lender;

        WHEREAS the Company and Lender have amended and restated the Promissory Note as hereinafter set forth;

         WHEREAS as further consideration for making the Loan, the Company has agreed to grant options to purchase up to 10,000 shares of the Company's common stock;

         WHEREAS, Company and Lender desire to amend in part the terms and provisions of the Loan Agreement, and to restate and evidence that the Note, as amended and restated, is secured by the Collateral and is governed in all respects by the terms and provisions set forth in the Loan Agreement, as amended hereby.

         NOW, THEREFORE, for and in consideration of the sum of TEN AND NO/100 DOLLARS ($10.00) cash, and other good and valuable consideration, the receipt sufficiency of which are hereby acknowledged and confessed, Company and Lender hereby agree as follows:

        1. Loan. Section 1 of the Loan Agreement is hereby amended by deleting subparagraph (a) in its entirety, and substituting in its place and stead the following:

                  "(a) Lender agrees to loan (the Loan) to the Company, under the terms and conditions of this Agreement from time to time hereafter an aggregate amount that does not exceed the lesser of (a) $500,000 or
         (b) the sum of the Permitted Amount (as herein called) equal to eighty percent (80%) of the Eligible Receivables (as herein defined), and fifty percent (50%) of the Accepted Inventory Valuation (as herein defined) of the Company and its Subsidiaries. The loan is secured by a first lien on the Approved Receivables and inventory of the Company and its subsidiaries and is evidenced by a promissory note in the original principal sum of Five Hundred Thousand and No/100 Dollars ($500,000.00), executed by Company and payable to the order of Lender (the Note) in the form annexed hereto as Exhibit "A". The Note bears interest at an annual rate equal to two percent (2%) in excess of the prime rate of interest published by the Wall Street Journal and is payable monthly in interest-only installments on the outstanding principal amount. The unpaid principal sum together with accrued and unpaid interest is payable in full on or before the first anniversary date of the Note."

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         2. Stock Options. As additional consideration for making the Loan, the
Company has granted to the Lender stock options to purchase up to 10,000 shares of the Company's common stock (the ""Option Shares"), which is evidenced by that certain Stock Option (herein so called) is in the form annexed hereto as Exhibit "B". The Option Shares will not have been registered under the Securities Act of 1933, as amended (the "Act"), or any applicable state securities law and, therefore, may not be resold unless so registered or exempt from registration. The certificates representing the Option Shares will bear a legend referring to the Act and restricting transferability thereunder.

        3. Loan Documents. For purposes of the Loan Agreement, the term "Loan Documents" includes the Stock Option.

        4. Representations and Warranties.

         (a) The Option Shares covered by the Stock Option are duly and validly authorized by all necessary corporate action by the Company. Upon exercise of the Option, the Option Shares issued in accordance with the terms of the Option Agreement will be validly issued, fully paid and nonassessable.

         (b) The representations and warranties made by the Company are true and correct as of the Effective Date hereof.

        5. Ratification. Except as modified hereby, the terms and conditions of the Loan Agreement are hereby ratified and confirmed by the parties hereto.

         EXECUTED and effective as of the 1st day of June, 1996.


                                     FCA INVESTMENT COMPANY, acting
                                     solely as agent for the Participants



                                     By:______________________________________
                                            Bill S. Murski, III, Secretary


                                     ENHANCED SERVICES COMPANY, INC.



                                    By:_______________________________________
                                             Robert Smith, its Treasurer


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